EXCHANGE TRADED CONCEPTS TRUST

FLAG-Forensic Accounting Long-Short ETF

(NYSE Arca Ticker: FLAG)

Supplement dated March 30, 2020 to the currently effective

Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information of the FLAG-Forensic Accounting Long-Short ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with Vident Financial, LLC, the Fund’s index provider, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about April 14, 2020 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on March 30, 2020, and the last day of trading the Fund’s shares on the NYSE Arca, Inc. will be April 9, 2020. From March 31, 2020 through April 9, 2020, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions. From April 10, 2020 through April 14, 2020, shareholders will not be able to purchase or sell shares in the secondary market. For the liquidation distributions, the ex-dividend date will be April 8, 2020, the record date will be April 9, 2020, and the pay date will be April 14, 2020. Shareholders who purchase shares of the Fund on or after the ex-date of April 8, 2020 will not be eligible to receive dividends from the liquidation distributions.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on April 1, 2020, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-855-545-FLAG or visit www.flagetf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IDS-SK-012-0100